UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2013

Date of reporting period:	July 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNGAX

Putnam International Value Fund

Semiannual report
12 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

10 CENTS
THREE CENTS
4¢
U.S.POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
International Value
Fund

Semiannual report
12 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Value stocks may fail to rebound, and the market may not favor value-style investing. These risks are generally greater for small and midsize companies. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees.

Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish.

Investing in securities denominated in foreign currencies provides further diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund’s manager looks for financially strong companies that appear to be priced attractively and poised to experience positive changes. The fund’s goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the manager is supported by Putnam analysts based in Boston, London, and Singapore. In all decisions, the manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality The manager considers high-quality characteristics such as solid management and sound business models that create strong cash flows.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targets those companies believed to offer attractive and sustainable cash flow.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1.00% may apply to redemptions (including by exchange into another fund) of shares purchased before January 2, 2013. For shares purchased on or after January 2, 2013, this short-term trading fee no longer applies. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	International Value Fund

Interview with your fund’s portfolio manager

What was the market environment like for international equities during the six-month period ended December 31, 2012?

The macroeconomic fears that had been clouding the global marketplace for the past few quarters began to show signs of abating during the second half of 2012. Concerns about the potential dissolution of the European Union faded somewhat when European Central Bank [ECB] President Mario Draghi announced the ECB would “do whatever it takes” to save the euro, which went a long way toward stabilizing the eurozone. Growth in China began to reaccelerate, quelling the fears of a “hard landing” in that important emerging market. In the United States, the looming “fiscal cliff” crisis dominated the headlines late in the period, but equity markets abroad seemed able to look past that threat in the belief that a resolution of some sort would be reached. During the final three months of the period, market leadership shifted from U.S. stocks to international stocks.

While none of the markets’ underlying macroeconomic problems has fully gone away, I believe the tail risks they represented diminished significantly during the period, which was generally supportive of the global equity markets. In addition, there was a strong rally in the Japanese stock market late in the period, driven by investor optimism for the new government of Prime Minister Shinzō Abe and its mandate to “reflate” the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

International Value Fund	5

long-sagging Japanese economy. Within this overall economic and fiscal-policy environment, market conditions for international equities were favorable.

How did Putnam International Value Fund perform in this environment?

The fund did well during the six-month period, tendering a solid double-digit gain and outpacing its benchmark, the MSCI EAFE Value Index [ND]. I believe the general sentiment of investors during the period was that markets were beginning to recognize that underlying business activity in the United States and elsewhere is fundamentally strong or, at the very least, improving. I take this as an encouraging sign for value investing.

Opportune security selection was the principal factor in the fund’s relative outperformance during the second half of 2012. In geographic terms, the fund had its strongest stock-picking results in Germany, which is the eurozone’s largest and most solid economy. Industry-wise, the best contributions came from security selection within the health-care, consumer discretionary, and financials sectors. The fund’s positions in small-cap stocks did better than its holdings in larger-cap names.

While our security-selection decisions in financials helped relative performance, the fund was underweight in its allocation to that sector — the strongest performer in the MSCI EAFE Value Index during the period —and our underexposure there dampened performance somewhat. Inopportune stock selection in the consumer staples sector also tempered our results. Late in the period, as the Japanese stock market rallied, our focus on Japanese companies with a domestic orientation caused us to miss some of the rally’s upside, which was driven by the stronger performance of companies with

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6	International Value Fund

an export focus that could benefit from the falling value of the yen.

Given the rally in Japan, are you planning to make any strategy shifts in the portfolio?

We are fairly comfortable with our current positioning. At period-end, we were just slightly underweight to Japan, with an emphasis, as I mentioned, on domestically focused companies. That said, if the yen-driven rally continues — and its sustainability still remains to be seen — then we would likely look selectively for opportunities within the financials sector, keeping business fundamentals in mind. We believe, however, that many of the stocks that recently rallied have reached fair market value. But, if the rally in Japan does continue, we will be looking meticulously for opportunities.

Which individual holdings made the most notable contributions to the fund’s relative performance?

As mentioned, the fund’s relative outperformance was driven by good stock selection. The top contribution came from an overweight position in TUI Travel, a U.K.-based travel agency whose share price benefited as the company gained market share from competitors and went on to post record operating profits during the period.

The fund also enjoyed significant boosts from its holdings in two large German chemicals companies, BASF and Bayer. The two companies each performed well, rallying as well on renewed optimism for a return

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/12. Short-term holdings are excluded. Holdings will vary over time.

International Value Fund	7

of growth momentum in Europe’s largest economy. The holding in BASF, the world’s largest diversified chemicals company, was an out-of-benchmark position, which magnified its relative contribution to the fund’s performance. Bayer, whose business is in pharmaceuticals as well as chemicals, was an overweight position, and its share price also benefited from solid earnings growth and rising earnings guidance.

What holdings or strategies detracted from performance?

Collectively, the fund’s underweight in the strong-performing financials sector hurt our relative performance the most. In particular, four of the fund’s five biggest detractors were large European banking companies — among them France’s BNP Paribas and Britain’s Lloyd’s Banking Group — and none of these was held in the portfolio. By not owning these index stalwarts, we missed all of the upside these gainers contributed to the sector’s double-digit return.

Similarly, holding an out-of-benchmark position that happens to perform poorly can magnify downside results. So it was with BG Group, the fund’s biggest single detractor, as this U.K.-based producer of oil and natural gas saw its share price ratchet down along with the decline in energy prices through most of the period. We sold this position late in the period, and no longer hold it in the portfolio.

What is your outlook for the fund and the global markets?

We are heartened by the fact that many of the tail risks appear to have subsided, but we are fully aware that fundamentals still matter and will likely play a more significant role as we go forward. Currently, we believe equity valuations are still quite attractive and remain

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Value Fund

inexpensive relative to other asset classes. But eventually, it all comes down to fundamentals.

When there is visibility and clarity in the markets, corporations tend to begin making investments in spending and hiring, and the subsequent growth environment is supportive of rising stock prices. I do not think we are fully past the macroeconomic problems that have plagued the markets in recent months, but I do believe the “uncertainty discount” in stocks is beginning to shrink. I believe these considerations point to the need for a greater focus on fundamental security analysis going forward.

Thank you, Darren, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. A CFA charter-holder, he joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is also managed by Assistant Portfolio Manager Karan S. Sodhi, CFA.

IN THE NEWS

The Japanese yen has weakened considerably in the past few months and recently fell to its lowest level since June 2010. This has led to a robust rally in Japanese stocks as new Japanese Prime Minister Shinzō Abe’s government attempts to “reflate” the country’s moribund economy by adding stimulus and pressing the Bank of Japan to ease monetary policy. In early January 2013, Japan’s new government unveiled a $117 billion economic stimulus package, which includes billions in government spending on public works and infrastructure programs. The goal of the stimulus program is to boost the real GDP growth rate to 2% and create 600,000 jobs in the world’s third-largest economy. The weaker yen has been particularly beneficial for Japan’s export companies. In the fourth quarter of 2012, Japan’s stock market increased 17.56%, as measured by the MSCI Japan Index, although this outsize gain was offset by the yen’s decline versus major global currencies. As of January 31, 2013, it was up 9.42% year to date.

International Value Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.75%	5.37%	4.94%	4.94%	4.97%	4.97%	5.22%	4.99%	5.48%	5.96%

10 years	100.76	89.30	85.89	85.89	86.01	86.01	90.84	84.24	95.67	105.56
Annual average	7.22	6.59	6.40	6.40	6.40	6.40	6.68	6.30	6.94	7.47

5 years	–23.41	–27.81	–26.28	–27.68	–26.25	–26.25	–25.30	–27.92	–24.38	–22.53
Annual average	–5.19	–6.31	–5.92	–6.28	–5.91	–5.91	–5.67	–6.34	–5.44	–4.98

3 years	12.72	6.27	10.14	7.14	10.15	10.15	11.09	7.21	11.80	13.51
Annual average	4.07	2.05	3.27	2.33	3.27	3.27	3.57	2.35	3.79	4.31

1 year	21.49	14.45	20.55	15.55	20.61	19.61	20.91	16.62	21.16	21.64

6 months	15.66	9.02	15.27	10.27	15.20	14.20	15.39	11.35	15.54	15.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1.00% may apply to redemptions (including by exchange into another fund) of shares purchased before January 2, 2013. For shares purchased on or after January 2, 2013, this short-term trading fee no longer applies.

10	International Value Fund

Comparative index returns For periods ended 12/31/12

		Lipper International
		Large-Cap Value Funds
	MSCI EAFE Value Index (ND)	category average*

Annual average (life of fund)	5.38%	6.61%

10 years	127.47	107.04
Annual average	8.57	7.48

5 years	–19.90	–24.00
Annual average	–4.34	–5.44

3 years	6.72	4.74
Annual average	2.19	1.52

1 year	17.69	15.76

6 months	15.40	13.95

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/12, there were 86, 86, 81, 67, 35, and 13 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.127		$0.050	$0.057	$0.074		$0.107	$0.151

Capital gains	—		—	—	—		—	—

Total	$0.127		$0.050	$0.057	$0.074		$0.107	$0.151

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/12	$8.54	$9.06	$8.45	$8.47	$8.54	$8.85	$8.41	$8.55

12/31/12	9.75	10.34	9.69	9.70	9.78	10.13	9.61	9.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

International Value Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 6/30/12	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Annualized expense ratio for
the six-month period ended
12/31/12	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2012, to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.39	$11.45	$11.45	$10.10	$8.75	$6.04

Ending value (after expenses)	$1,156.60	$1,152.70	$1,152.00	$1,153.90	$1,155.40	$1,158.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	International Value Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2012, use the following calculation method. To find the value of your investment on July 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.92	$10.71	$10.71	$9.45	$8.19	$5.65

Ending value (after expenses)	$1,018.35	$1,014.57	$1,014.57	$1,015.83	$1,017.09	$1,019.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Value Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index that measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	International Value Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2012, Putnam employees had approximately $348,000,000 and the Trustees had approximately $84,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Value Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	International Value Fund

The fund’s portfolio 12/31/12 (Unaudited)

COMMON STOCKS (98.1%)*	Shares	Value

Aerospace and defense (0.4%)
Safran SA (France)	19,852	$866,254

		866,254

Air freight and logistics (1.3%)
Deutsche Post AG (Germany)	118,920	2,607,598

		2,607,598

Airlines (1.5%)
Deutsche Lufthansa AG (Germany)	104,145	1,957,555

Japan Airlines Co., Ltd. (Japan) †	23,800	1,018,689

		2,976,244

Auto components (1.5%)
Continental AG (Germany)	11,209	1,296,938

Valeo SA (France)	33,028	1,674,731

		2,971,669

Automobiles (3.5%)
Daimler AG (Registered Shares) (Germany)	25,346	1,385,026

Nissan Motor Co., Ltd. (Japan)	602,000	5,713,851

		7,098,877

Beverages (1.7%)
Anheuser-Busch InBev NV (Belgium)	24,243	2,118,562

Cola-Cola Amatil, Ltd. (Australia)	104,842	1,474,014

		3,592,576
Capital markets (1.6%)
Macquarie Group, Ltd. (Australia)	40,645	1,511,607

UBS AG (Switzerland)	115,359	1,814,156

		3,325,763

Chemicals (4.4%)
Arkema (France)	17,463	1,836,136

BASF SE (Germany)	57,482	5,402,809

Lanxess AG (Germany)	20,707	1,810,964

		9,049,909

Commercial banks (11.7%)
Australia & New Zealand Banking Group, Ltd. (Australia)	152,095	3,981,983

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	133,672	1,227,155

Barclays PLC (United Kingdom)	786,523	3,396,507

HSBC Holdings, PLC (United Kingdom)	412,079	4,358,488

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	694,500	3,737,201

National Bank of Canada (Canada)	34,720	2,696,062

Sberbank of Russia ADR (Russia)	166,000	2,063,425

UniCredit SpA (Italy) †	287,199	1,418,215

United Overseas Bank, Ltd. (Singapore)	73,000	1,195,625

		24,074,661

Construction and engineering (1.1%)
Vinci SA (France)	49,043	2,334,074

		2,334,074

Construction materials (0.5%)
China Shanshui Cement Group, Ltd. (China)	1,428,000	1,070,962

		1,070,962

Diversified financial services (3.7%)
ING Groep NV GDR (Netherlands) †	430,833	4,119,923

ORIX Corp. (Japan)	31,310	3,532,985

		7,652,908

International Value Fund	17

COMMON STOCKS (98.1%)* cont.	Shares	Value

Diversified telecommunication services (2.5%)
BCE, Inc. (Canada)	53,293	$2,283,986

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	22,300	936,739

TDC A/S (Denmark)	110,987	786,533

Ziggo NV (Netherlands)	38,374	1,240,207

		5,247,465

Electric utilities (1.2%)
Cia Energetica de Minas Gerais (Preference) (Brazil)	83,600	922,764

Energias de Portugal (EDP) SA (Portugal)	478,620	1,438,678

		2,361,442

Electrical equipment (1.1%)
LS Corp. (South Korea)	6,334	561,207

Mitsubishi Electric Corp. (Japan)	188,000	1,600,151

		2,161,358

Electronic equipment, instruments, and components (0.6%)
Hollysys Automation Technologies, Ltd. (China) †	32,000	379,840

Murata Manufacturing Co., Ltd. (Japan)	13,300	784,418

		1,164,258

Energy equipment and services (1.1%)
Technip SA (France)	19,617	2,258,490

		2,258,490

Food and staples retail (1.0%)
Lawson, Inc. (Japan)	31,200	2,120,769

		2,120,769
Food products (1.5%)
Ajinomoto Co., Inc. (Japan)	64,000	846,791

Golden Agri-Resources, Ltd. (Singapore)	1,315,000	707,913

Kerry Group PLC Class A (Ireland)	29,146	1,547,099

		3,101,803

Gas utilities (0.7%)
Tokyo Gas Co., Ltd. (Japan)	332,000	1,517,889

		1,517,889

Hotels, restaurants, and leisure (1.4%)
SJM Holdings, Ltd. (Hong Kong)	412,000	969,541

TUI Travel PLC (United Kingdom)	407,946	1,898,463

		2,868,004

Household durables (0.3%)
Haier Electronics Group Co., Ltd. (China) †	406,000	596,959

		596,959
Independent power producers and energy traders (1.0%)
Electric Power Development Co., Ltd. (Japan)	84,600	2,005,476

		2,005,476

Industrial conglomerates (1.5%)
Siemens AG (Germany)	29,140	3,167,215

		3,167,215

Insurance (8.8%)
ACE, Ltd.	46,886	3,741,503

AIA Group, Ltd. (Hong Kong)	191,600	763,610

Allianz SE (Germany)	41,731	5,781,273

AXA SA (France)	114,615	2,073,151

Prudential PLC (United Kingdom)	304,520	4,249,053

SCOR SE (France)	54,046	1,457,317

		18,065,907

IT Services (0.8%)
Amadeus IT Holding SA Class A (Spain)	63,826	1,601,667

		1,601,667

18	International Value Fund

COMMON STOCKS (98.1%)* cont.	Shares	Value

Machinery (1.1%)
Fiat Industrial SpA (Italy)	132,921	$1,457,410

Metso Corp. OYJ (Finland)	18,069	787,136

		2,244,546

Media (2.1%)
Kabel Deutschland Holding AG (Germany)	23,999	1,794,605

WPP PLC (United Kingdom)	167,833	2,439,834

		4,234,439

Metals and mining (2.1%)
Fortescue Metals Group, Ltd. (Australia)	251,465	1,247,602

Newcrest Mining, Ltd. (Australia)	27,135	633,520

Rio Tinto PLC (United Kingdom)	23,685	1,380,183

Xstrata PLC (United Kingdom)	57,194	1,017,256

		4,278,561

Multi-utilities (1.4%)
Centrica PLC (United Kingdom)	521,080	2,830,711

		2,830,711

Multiline retail (0.5%)
PPR SA (France)	5,080	946,825

		946,825

Office electronics (0.6%)
Canon, Inc. (Japan)	30,100	1,180,587

		1,180,587

Oil, gas, and consumable fuels (10.3%)
Canadian Natural Resources, Ltd. (Canada)	71,400	2,055,792

ENI SpA (Italy)	176,431	4,352,472

Inpex Corp. (Japan)	323	1,723,803

Origin Energy, Ltd. (Australia)	107,159	1,311,378

Royal Dutch Shell PLC Class A (United Kingdom)	288,285	9,911,852

Suncor Energy, Inc. (Canada)	53,300	1,752,732

		21,108,029

Pharmaceuticals (8.9%)
Astellas Pharma, Inc. (Japan)	48,900	2,196,651

AstraZeneca PLC (United Kingdom)	37,182	1,757,793

Bayer AG (Germany)	61,756	5,864,506

Sanofi (France)	73,753	6,994,382

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	39,100	1,459,994

		18,273,326

Real estate investment trusts (REITs) (2.0%)
British Land Company PLC (United Kingdom) R	289,183	2,688,470

Dexus Property Group (Australia)	1,297,177	1,375,406

		4,063,876

Real estate management and development (3.0%)
Hongkong Land Holdings, Ltd. (Hong Kong)	200,000	1,406,563

Mitsubishi Estate Co., Ltd. (Japan)	71,000	1,697,348

Mitsui Fudosan Co., Ltd. (Japan)	65,000	1,588,020

Sun Hung Kai Properties, Ltd. (Hong Kong)	93,000	1,403,665

		6,095,596

Semiconductors and semiconductor equipment (1.7%)
Samsung Electronics Co., Ltd. (South Korea)	1,501	2,148,269

SK Hynix, Inc. (South Korea) †	51,700	1,254,298

		3,402,567

Specialty retail (0.8%)
Kingfisher PLC (United Kingdom)	332,976	1,537,979

		1,537,979

International Value Fund	19

COMMON STOCKS (98.1%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (0.4%)
Christian Dior SA (France)	4,902	$847,485

		847,485

Tobacco (2.3%)
Imperial Tobacco Group PLC (United Kingdom)	15,590	602,005

Japan Tobacco, Inc. (Japan)	90,200	2,542,890

Philip Morris International, Inc.	19,700	1,647,708

		4,792,603

Trading companies and distributors (1.8%)
Mitsui & Co., Ltd. (Japan)	247,400	3,701,174

		3,701,174

Wireless telecommunication services (2.7%)
NTT DoCoMo, Inc. (Japan)	414	594,566

Vodafone Group PLC (United Kingdom)	1,986,080	4,994,725

		5,589,291

Total common stocks (cost $171,182,654)		$200,987,792

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2 1/8s,
February 15, 2040 i	$78,130	$115,171

Total U.S. treasury obligations (cost $115,171)		$115,171

SHORT-TERM INVESTMENTS (2.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14% L	3,115,209	$3,115,209

SSgA Prime Money Market Fund 0.08% P	650,000	650,000

U.S. Treasury Bills with effective yields ranging from 0.164%
to 0.192%, March 7, 2013 ##	$782,000	781,955

U.S. Treasury Bills with effective yields ranging from 0.150%
to 0.159%, February 7, 2013 ##	180,000	179,971

Total short-term investments (cost $4,726,928)		$4,727,135

TOTAL INVESTMENTS

Total investments (cost $176,024,753)		$205,830,098

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $204,887,812.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

20 International Value Fund

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,146,791 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	21.0%	Spain	1.4%

Japan	19.0	Belgium	1.0

Germany	15.2	Russia	1.0

France	10.4	China	1.0

Australia	5.6	Singapore	0.9

United States	4.7	Switzerland	0.9

Canada	4.3	Ireland	0.8

Italy	3.5	Israel	0.7

Netherlands	2.6	Portugal	0.7

Hong Kong	2.2	Other	1.2

South Korea	1.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $149,751,414) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	1/16/13	$8,609,373	$8,630,046	$(20,673)

	Canadian Dollar	Buy	1/16/13	10,352	10,346	6

	Swedish Krona	Buy	1/16/13	4,370,749	4,280,200	90,549

Barclays Bank PLC

	Australian Dollar	Sell	1/16/13	1,857,448	1,860,252	2,804

	British Pound	Buy	1/16/13	56,853	58,933	(2,080)

	Canadian Dollar	Sell	1/16/13	2,200,254	2,200,648	394

	Euro	Sell	1/16/13	2,958,865	2,933,659	(25,206)

	Hong Kong Dollar	Buy	1/16/13	1,896,093	1,896,242	(149)

	Japanese Yen	Sell	1/16/13	1,903,122	2,005,524	102,402

	Norwegian Krone	Buy	1/16/13	2,443,111	2,406,626	36,485

	Singapore Dollar	Buy	1/16/13	96,268	96,599	(331)

	Swiss Franc	Buy	1/16/13	3,195,996	3,165,646	30,350

International Value Fund	21

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $149,751,414) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Buy	1/16/13	$92,644	$92,807	$(163)

	British Pound	Buy	1/16/13	2,916,924	2,887,277	29,647

	Canadian Dollar	Buy	1/16/13	606,447	606,432	15

	Danish Krone	Sell	1/16/13	150,869	149,847	(1,022)

	Euro	Sell	1/16/13	1,312,044	1,297,641	(14,403)

	Singapore Dollar	Buy	1/16/13	1,775,314	1,781,551	(6,237)

Credit Suisse International

	Australian Dollar	Sell	1/16/13	3,526,600	3,530,989	4,389

	British Pound	Sell	1/16/13	3,121,271	3,094,885	(26,386)

	Canadian Dollar	Sell	1/16/13	1,285,760	1,285,328	(432)

	Euro	Buy	1/16/13	3,218,529	3,183,281	35,248

	Japanese Yen	Buy	1/16/13	4,513,484	4,729,678	(216,194)

	Norwegian Krone	Buy	1/16/13	2,441,294	2,396,100	45,194

	Swedish Krona	Buy	1/16/13	3,403,881	3,333,108	70,773

	Swiss Franc	Buy	1/16/13	2,174,043	2,158,073	15,970

Deutsche Bank AG

	British Pound	Sell	1/16/13	665,676	658,909	(6,767)

	Canadian Dollar	Sell	1/16/13	932,385	932,409	24

	Euro	Buy	1/16/13	3,748,283	3,702,927	45,356

	Swiss Franc	Buy	1/16/13	1,183,694	1,170,605	13,089

	Swiss Franc	Sell	1/16/13	1,183,694	1,174,862	(8,832)

Goldman Sachs International

	Australian Dollar	Buy	1/16/13	1,573,913	1,571,526	2,387

	Japanese Yen	Buy	1/16/13	5,034,818	5,304,846	(270,028)

	Swedish Krona	Buy	1/16/13	593,839	576,516	17,323

	Swedish Krona	Sell	1/16/13	593,839	582,120	(11,719)

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/16/13	1,351,692	1,353,361	(1,669)

	British Pound	Buy	1/16/13	1,898,428	1,879,129	19,299

	Euro	Sell	1/16/13	1,645,897	1,627,803	(18,094)

	Hong Kong Dollar	Buy	1/16/13	517,534	517,571	(37)

	Hong Kong Dollar	Sell	1/16/13	517,534	517,561	27

	Norwegian Krone	Sell	1/16/13	631,631	622,349	(9,282)

	Swiss Franc	Buy	1/16/13	1,534,625	1,518,411	16,214

	Swiss Franc	Sell	1/16/13	1,534,625	1,523,124	(11,501)

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	1/16/13	445,999	445,882	(117)

	British Pound	Buy	1/16/13	5,459,585	5,404,354	55,231

	Canadian Dollar	Sell	1/16/13	2,307,694	2,307,592	(102)

	Euro	Sell	1/16/13	1,201,156	1,187,943	(13,213)

	Hong Kong Dollar	Buy	1/16/13	13,612	13,613	(1)

	Hong Kong Dollar	Sell	1/16/13	13,612	13,614	2

22 International Value Fund

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $149,751,414) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	JPMorgan Chase Bank N.A. cont.

	Japanese Yen	Buy	1/16/13	$2,085,115	$2,197,238	$(112,123)

	Norwegian Krone	Sell	1/16/13	325,662	320,950	(4,712)

	Swedish Krona	Sell	1/16/13	2,188,487	2,145,264	(43,223)

	Swiss Franc	Buy	1/16/13	2,851,298	2,819,953	31,345

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	1/16/13	848,841	849,545	704

	Canadian Dollar	Buy	1/16/13	69,650	69,637	13

	Japanese Yen	Buy	1/16/13	4,930,853	5,194,893	(264,040)

	Swiss Franc	Buy	1/16/13	873,445	863,431	10,014

	Swiss Franc	Sell	1/16/13	873,445	862,760	(10,685)

	State Street Bank and Trust Co.

	Australian Dollar	Buy	1/16/13	2,348,992	2,353,183	(4,191)

	Canadian Dollar	Buy	1/16/13	18,091	18,094	(3)

	Euro	Sell	1/16/13	7,564,288	7,480,531	(83,757)

	Israeli Shekel	Sell	1/16/13	50,389	49,270	(1,119)

	Swedish Krona	Buy	1/16/13	80,552	78,184	2,368

	UBS AG

	Australian Dollar	Sell	1/16/13	3,406,567	3,412,609	6,042

	British Pound	Buy	1/16/13	347,295	343,829	3,466

	Canadian Dollar	Sell	1/16/13	1,340,535	1,340,505	(30)

	Euro	Sell	1/16/13	1,831,107	1,811,221	(19,886)

	Norwegian Krone	Sell	1/16/13	937,276	923,189	(14,087)

	Swiss Franc	Buy	1/16/13	528,419	522,448	5,971

	WestPac Banking Corp.

	Australian Dollar	Buy	1/16/13	2,421,198	2,425,122	(3,924)

	British Pound	Sell	1/16/13	2,836,028	2,807,137	(28,891)

	Canadian Dollar	Sell	1/16/13	1,173,094	1,173,101	7

	Euro	Buy	1/16/13	1,788,203	1,768,532	19,671

	Japanese Yen	Sell	1/16/13	12,567,079	13,242,043	674,964

	Total					$132,434

International Value Fund	23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$—	$21,102,237	$—

Consumer staples	1,647,708	11,960,043	—

Energy	3,808,524	19,557,995	—

Financials	6,437,565	56,841,146	—

Health care	1,459,994	16,813,332	—

Industrials	—	20,058,463	—

Information technology	379,840	6,969,239	—

Materials	—	14,399,432	—

Telecommunication services	2,283,986	8,552,770	—

Utilities	922,764	7,792,754	—

Total common stocks	16,940,381	184,047,411	—

U.S. Treasury obligations	$—	$115,171	$—

Short-term investments	3,765,209	961,926	—

Totals by level	$20,705,590	$185,124,508	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$132,434	$—

Totals by level	$—	$132,434	$—

The accompanying notes are an integral part of these financial statements.

24 International Value Fund

Statement of assets and liabilities 12/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $172,909,544)	$202,714,889
Affiliated issuers (identified cost $3,115,209) (Notes 1 and 6)	3,115,209

Foreign currency (cost $632,904) (Note 1)	639,374

Dividends, interest and other receivables	557,190

Receivable for shares of the fund sold	75,999

Unrealized appreciation on forward currency contracts (Note 1)	1,387,743

Total assets	208,490,404

LIABILITIES

Payable for investments purchased	411,264

Payable for shares of the fund repurchased	629,372

Payable for compensation of Manager (Note 2)	121,687

Payable for custodian fees (Note 2)	17,798

Payable for investor servicing fees (Note 2)	51,660

Payable for Trustee compensation and expenses (Note 2)	136,173

Payable for administrative services (Note 2)	2,075

Payable for distribution fees (Note 2)	129,061

Unrealized depreciation on forward currency contracts (Note 1)	1,255,309

Collateral on certain derivative contracts, at value (Note 1)	765,171

Other accrued expenses	83,022

Total liabilities	3,602,592

Net assets	$204,887,812

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$493,896,131

Undistributed net investment income (Note 1)	253,202

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(319,204,990)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	29,943,469

Total — Representing net assets applicable to capital shares outstanding	$204,887,812

(Continued on next page)

International Value Fund	25

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($176,595,659 divided by 18,120,202 shares)	$9.75

Offering price per class A share (100/94.25 of $9.75)*	$10.34

Net asset value and offering price per class B share ($8,816,090 divided by 909,573 shares)**	$9.69

Net asset value and offering price per class C share ($8,262,627 divided by 851,707 shares)**	$9.70

Net asset value and redemption price per class M share ($3,302,202 divided by 337,794 shares)	$9.78

Offering price per class M share (100/96.50 of $9.78)*	$10.13

Net asset value, offering price and redemption price per class R share
($2,326,816 divided by 242,076 shares)	$9.61

Net asset value, offering price and redemption price per class Y share
($5,584,418 divided by 572,515 shares)	$9.75

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26 International Value Fund

Statement of operations Six months ended 12/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $154,802)	$2,147,667

Interest (including interest income of $2,291 from investments in affiliated issuers) (Note 6)	7,349

Securities lending (Note 1)	3,694

Total investment income	2,158,710

EXPENSES

Compensation of Manager (Note 2)	706,513

Investor servicing fees (Note 2)	293,990

Custodian fees (Note 2)	16,213

Trustee compensation and expenses (Note 2)	10,364

Distribution fees (Note 2)	318,530

Administrative services (Note 2)	3,627

Other	80,759

Total expenses	1,429,996

Expense reduction (Note 2)	(273)

Net expenses	1,429,723

Net investment income	728,987

Net realized gain on investments (Notes 1 and 3)	555,699

Net realized gain on foreign currency transactions (Note 1)	904,231

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(304,410)

Net unrealized appreciation of investments during the period	26,963,959

Net gain on investments	28,119,479

Net increase in net assets resulting from operations	$28,848,466

The accompanying notes are an integral part of these financial statements.

International Value Fund	27

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/12*	Year ended 6/30/12

Operations:
Net investment income	$728,987	$4,198,522

Net realized gain (loss) on investments
and foreign currency transactions	1,459,930	(9,462,778)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	26,659,549	(35,285,211)

Net increase (decrease) in net assets resulting
from operations	28,848,466	(40,549,467)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,289,349)	(9,624,341)

Class B	(45,349)	(435,998)

Class C	(48,811)	(368,158)

Class M	(25,100)	(196,878)

Class R	(26,071)	(106,493)

Class Y	(84,400)	(234,821)

Increase in capital from settlement payments (Note 8)	—	450,462

Redemption fees (Note 1)	711	2,244

Decrease from capital share transactions (Note 4)	(14,562,231)	(37,042,704)

Total increase (decrease) in net assets	11,767,866	(88,106,154)

NET ASSETS

Beginning of period	193,119,946	281,226,100

End of period (including undistributed net investment
income of $253,202 and $2,043,295, respectively)	$204,887,812	$193,119,946

* Unaudited

The accompanying notes are an integral part of these financial statements.

28 International Value Fund

This page left blank intentionally.

International Value Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%)[c]	(in thousands)	net assets (%)[d,e]	net assets (%)[d]	turnover (%)

Class A
December 31, 2012**	$8.54	.04	1.30	1.34	(.13)	—	—	(.13)	—	—	$9.75	15.66*	$176,596	.69*	.40*	14*
June 30, 2012	10.53	.18	(1.73)	(1.55)	(.46)	—	—	(.46)	—	.02 [f,g]	8.54	(14.26)	167,513	1.37	2.00	45
June 30, 2011	7.88	.15	2.63	2.78	(.13)	—	—	(.13)	—	— [h]	10.53	35.44	241,467	1.37	1.56	52
June 30, 2010	7.67	.16	.07	.23	(.03)	—	—	(.03)	—	.01 [i]	7.88	3.08	222,114	1.47	1.81	87
June 30, 2009	12.54	.18	(4.96)	(4.78)	(.12)	—	— [b]	(.12)	—	.03 [j,k]	7.67	(37.76)	271,778	1.34	2.11	92
June 30, 2008	17.36	.26	(2.51)	(2.25)	(.35)	(2.22)	—	(2.57)	—	—	12.54	(14.26)	751,388	1.30	1.72	65

Class B
December 31, 2012**	$8.45	— [b]	1.29	1.29	(.05)	—	—	(.05)	—	—	$9.69	15.27*	$8,816	1.06*	.02*	14*
June 30, 2012	10.39	.10	(1.69)	(1.59)	(.37)	—	—	(.37)	—	.02 [f,g]	8.45	(14.94)	8,624	2.12	1.16	45
June 30, 2011	7.77	.07	2.59	2.66	(.04)	—	—	(.04)	—	— [h]	10.39	34.31	15,096	2.12	.72	52
June 30, 2010	7.59	.09	.08	.17	—	—	—	—	—	.01 [i]	7.77	2.37	17,728	2.22	1.00	87
June 30, 2009	12.29	.11	(4.84)	(4.73)	—	—	—	—	—	.03 [j,k]	7.59	(38.24)	27,912	2.09	1.30	92
June 30, 2008	17.03	.11	(2.43)	(2.32)	(.20)	(2.22)	—	(2.42)	—	—	12.29	(14.93)	94,624	2.05	.77	65

Class C
December 31, 2012**	$8.47	— [b]	1.29	1.29	(.06)	—	—	(.06)	—	—	$9.70	15.20*	$8,263	1.06*	.02*	14*
June 30, 2012	10.43	.11	(1.71)	(1.60)	(.38)	—	—	(.38)	—	.02 [f,g]	8.47	(14.95)	7,694	2.12	1.23	45
June 30, 2011	7.81	.08	2.60	2.68	(.06)	—	—	(.06)	—	— [h]	10.43	34.31	11,310	2.12	.81	52
June 30, 2010	7.63	.09	.08	.17	—	—	—	—	—	.01 [i]	7.81	2.36	10,352	2.22	1.06	87
June 30, 2009	12.37	.11	(4.86)	(4.75)	(.02)	—	— [b]	(.02)	—	.03 [j,k]	7.63	(38.16)	13,116	2.09	1.37	92
June 30, 2008	17.15	.13	(2.47)	(2.34)	(.22)	(2.22)	—	(2.44)	—	—	12.37	(14.93)	34,789	2.05	.90	65

Class M
December 31, 2012**	$8.54	.01	1.30	1.31	(.07)	—	—	(.07)	—	—	$9.78	15.39*	$3,302	.94*	.15*	14*
June 30, 2012	10.52	.12	(1.71)	(1.59)	(.41)	—	—	(.41)	—	.02 [f,g]	8.54	(14.70)	3,251	1.87	1.41	45
June 30, 2011	7.88	.11	2.61	2.72	(.08)	—	—	(.08)	—	— [h]	10.52	34.63	5,337	1.87	1.08	52
June 30, 2010	7.68	.12	.07	.19	—	—	—	—	—	.01 [i]	7.88	2.60	4,648	1.97	1.32	87
June 30, 2009	12.47	.13	(4.91)	(4.78)	(.04)	—	— [b]	(.04)	—	.03 [j,k]	7.68	(38.06)	5,525	1.84	1.59	92
June 30, 2008	17.25	.17	(2.47)	(2.30)	(.26)	(2.22)	—	(2.48)	—	—	12.47	(14.62)	16,115	1.80	1.17	65

Class R
December 31, 2012**	$8.41	.03	1.28	1.31	(.11)	—	—	(.11)	—	—	$9.61	15.54*	$2,327	.81*	.28*	14*
June 30, 2012	10.38	.16	(1.71)	(1.55)	(.44)	—	—	(.44)	—	.02 [f,g]	8.41	(14.51)	2,015	1.62	1.81	45
June 30, 2011	7.78	.13	2.59	2.72	(.12)	—	—	(.12)	—	— [h]	10.38	35.00	2,560	1.62	1.38	52
June 30, 2010	7.58	.14	.06	.20	(.01)	—	—	(.01)	—	.01 [i]	7.78	2.80	1,928	1.72	1.58	87
June 30, 2009	12.40	.17	(4.91)	(4.74)	(.11)	—	— [b]	(.11)	—	.03 [j,k]	7.58	(37.90)	2,057	1.59	2.14	92
June 30, 2008	17.21	.26	(2.52)	(2.26)	(.33)	(2.22)	—	(2.55)	—	—	12.40	(14.43)	2,835	1.55	1.81	65

Class Y
December 31, 2012**	$8.55	.05	1.30	1.35	(.15)	—	—	(.15)	—	—	$9.75	15.80*	$5,584	.56*	.51*	14*
June 30, 2012	10.56	.20	(1.74)	(1.54)	(.49)	—	—	(.49)	—	.02 [f,g]	8.55	(14.14)	4,023	1.12	2.24	45
June 30, 2011	7.91	.19	2.62	2.81	(.16)	—	—	(.16)	—	— [h]	10.56	35.66	5,455	1.12	1.90	52
June 30, 2010	7.69	.16	.10	.26	(.05)	—	—	(.05)	—	.01 [i]	7.91	3.45	4,168	1.22	1.79	87
June 30, 2009	12.61	.22	(5.01)	(4.79)	(.16)	—	— [b]	(.16)	—	.03 [j,k]	7.69	(37.62)	31,021	1.09	2.70	92
June 30, 2008	17.44	.31	(2.53)	(2.22)	(.39)	(2.22)	—	(2.61)	—	—	12.61	(14.02)	42,488	1.05	2.11	65

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 International Value Fund	International Value Fund	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. For the periods ended June 30, 2011 and December 31, 2011, the amount reflects the waiver, by Putnam Management, of certain proxy related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

June 30, 2012	<0.01%

June 30, 2011	0.03

June 30, 2010	0.06

June 30, 2009	0.17

June 30, 2008	<0.01

e Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.01 per share outstanding on July 21, 2011 (Note 8).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

h Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

i Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

j Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.01 per share outstanding as of May 21, 2009.

k Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, LLC, which amounted to $0.02 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

32 International Value Fund

Notes to financial statements 12/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from July 1, 2012 through December 31, 2012.

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. We invest mainly in developed countries, but may invest in emerging markets.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may apply to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013. The short-term trading fee is accounted for as an addition to paid-in-capital. For shares purchased on or after January 2, 2013, this short-term trading fee no longer applies.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

International Value Fund	33

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

34 International Value Fund

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $794,651 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $501,000 for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

International Value Fund	35

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30 2012, the fund had a capital loss carryover of $307,018,184 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$1,461,707	$—	$1,461,707	—*

126,940,889	N/A	126,940,889	June 30, 2017

178,615,588	N/A	178,615,588	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $178,314,965, resulting in gross unrealized appreciation and depreciation of $35,102,563 and $7,587,430, respectively, or net unrealized appreciation of $27,515,133.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion, and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by

36 International Value Fund

multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective July 1, 2011, the fund’s benchmark index is the MSCI EAFE Value Index (ND). Before July 1, 2011, the fund’s benchmark index was the S&P Developed/Ex-U.S. LargeMidCap Value Index. Because the performance adjustment is based on a rolling thirty-six month performance period (or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed), there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (S&P Developed/Ex-U.S LargeMidCap Value Index) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI EAFE Value Index (ND)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.356% of the fund’s average net assets before a decrease of $319 (less than 0.001% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

International Value Fund	37

Class A	$254,356	Class R	3,243

Class B	12,875	Class Y	6,824

Class C	11,784	Total	$293,990

Class M	4,908

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $273 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $155, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$216,516	Class M	12,534

Class B	43,848	Class R	5,523

Class C	40,109	Total	$318,530

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,410 and $61 from the sale of class A and class M shares, respectively, and received $1,997 and $140 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $27,544,875 and $39,819,670, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

38 International Value Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/12		Year ended 6/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	399,883	$3,698,836	974,507	$8,628,473

Shares issued in connection with
reinvestment of distributions	222,946	2,169,235	1,112,156	8,941,735

	622,829	5,868,071	2,086,663	17,570,208

Shares repurchased	(2,125,894)	(19,512,381)	(5,394,122)	(47,552,634)

Net decrease	(1,503,065)	$(13,644,310)	(3,307,459)	$(29,982,426)

	Six months ended 12/31/12		Year ended 6/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	23,854	$216,862	74,767	$650,908

Shares issued in connection with
reinvestment of distributions	4,454	43,112	51,479	411,828

	28,308	259,974	126,246	1,062,736

Shares repurchased	(138,762)	(1,252,834)	(558,483)	(4,939,441)

Net decrease	(110,454)	$(992,860)	(432,237)	$(3,876,705)

	Six months ended 12/31/12		Year ended 6/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	34,374	$316,663	57,515	$494,432

Shares issued in connection with
reinvestment of distributions	4,322	41,882	37,609	301,248

	38,696	358,545	95,124	795,680

Shares repurchased	(95,561)	(865,877)	(271,323)	(2,369,528)

Net decrease	(56,865)	$(507,332)	(176,199)	$(1,573,848)

	Six months ended 12/31/12		Year ended 6/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	2,806	$25,583	13,512	$118,879

Shares issued in connection with
reinvestment of distributions	2,469	24,109	23,517	189,786

	5,275	49,692	37,029	308,665

Shares repurchased	(48,220)	(450,064)	(163,597)	(1,454,240)

Net decrease	(42,945)	$(400,372)	(126,568)	$(1,145,575)

	Six months ended 12/31/12		Year ended 6/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	27,253	$246,846	81,698	$706,896

Shares issued in connection with
reinvestment of distributions	2,564	24,616	13,080	103,859

	29,817	271,462	94,778	810,755

Shares repurchased	(27,194)	(249,813)	(101,853)	(879,725)

Net increase (decrease)	2,623	$21,649	(7,075)	$(68,970)

International Value Fund 39

	Six months ended 12/31/12		Year ended 6/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	141,560	$1,323,815	74,872	$714,094

Shares issued in connection with
reinvestment of distributions	8,126	79,153	27,299	219,755

	149,686	1,402,968	102,171	933,849

Shares repurchased	(47,474)	(441,974)	(148,445)	(1,329,029)

Net increase (decrease)	102,212	$960,994	(46,274)	$(395,180)

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$212,700,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,387,743	Payables	$1,255,309

Total		$1,387,743		$1,255,309

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$920,797	$920,797

Total	$920,797	$920,797

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(317,411)	$(317,411)

Total	$(317,411)	$(317,411)

40 International Value Fund

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$1,211,240	$23,963,860	$22,059,891	$2,291	$3,115,209

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $348,323 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of this matter.

Note 9: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

International Value Fund	41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund	State tax-free income funds:
Multi-Cap Core Fund	Arizona, California, Massachusetts, Michigan,
Research Fund	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.
Value
Convertible Securities Fund	Absolute Return
Equity Income Fund	Absolute Return 100 Fund®
George Putnam Balanced Fund	Absolute Return 300 Fund®
The Putnam Fund for Growth and Income	Absolute Return 500 Fund®
International Value Fund	Absolute Return 700 Fund®
Multi-Cap Value Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42 International Value Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Value Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Kenneth R. Leibler
Investment Sub-Advisor	Robert E. Patterson
The Putnam Advisory	George Putnam, III	Susan G. Malloy
Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	W. Thomas Stephens	Assistant Treasurer
Boston, MA 02109
	Officers	James P. Pappas
Marketing Services	Robert L. Reynolds	Vice President
Putnam Retail Management	President
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Executive Vice President,	BSA Compliance Officer
Custodian	Principal Executive Officer, and
State Street Bank	Compliance Liaison	Judith Cohen
and Trust Company		Vice President, Clerk, and
	Steven D. Krichmar	Associate Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Proxy
	Robert T. Burns	Manager, Assistant Clerk, and
	Vice President and	Associate Treasurer
Chief Legal Officer

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA024
278760 2/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013